                                                                  EXHIBIT 10.18

                                                                 MERIDEN SQUARE
                                                           MERIDEN, CONNECTICUT

                              AMENDED AND RESTATED
                       ASSIGNMENT OF MANAGEMENT AGREEMENT

          THIS AMENDED AND RESTATED ASSIGNMENT OF MANAGEMENT AGREEMENT is made as of the ___ day of May, 1997, between WESTFIELD AMERICA, INC. (formerly known as CenterMark Properties, Inc.), a Missouri corporation ("Assignor"), and CENTERMARK MANAGEMENT COMPANY, a Delaware general partnership ("Assignee").

                          W I T N E S S E T H  T H A T:

          WHEREAS, Assignor was the manager of that certain regional shopping center known as Meriden Square, located in Meriden, Connecticut (the "Premises") pursuant to that certain Management Agreement, dated as of June 1, 1989, between Meriden Square Partnership, a Connecticut general partnership ("Owner"), and Assignor, as amended by that certain First Amendment to Management Agreement, dated as of February 4, 1994, between Owner and Assignor (as amended, the "Meriden Management Agreement");

          WHEREAS, Assignor performed certain leasing and tenant coordination services with respect to the Premises pursuant to that certain Leasing and Tenant Coordination Agreement, dated as of June 1, 1989, between Owner and Assignor, as amended by that certain First Amendment to Leasing and Tenant Coordination Agreement, dated as of February 4, 1994, between Owner and Assignor (as amended, the "Leasing and Tenant Coordination Agreement"; the Meriden Management Agreement and the Leasing and Tenant Coordination Agreement are hereinafter referred to collectively as the "Assigned Agreements");

          WHEREAS, Assignor assigned its interest under the Assigned Agreements to Assignee pursuant to an Assignment of Management Agreement, dated February 11, 1994, between Assignor and Assignee, as amended by Amended and Restated Assignment of Management Agreement, dated as of July 1, 1996, between Assignor and Assignee (as amended, the "Original Assignment"); and

          WHEREAS, Assignor and Assignee desire to amend and restate the Original Assignment in its entirety.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend and restate the Original Assignment in its entirety to read as follows:

          1. Assignor hereby assigns, transfers and sets over to Assignee all of Assignor's right, title and interest in, to and under the Assigned Agreements, and Assignee hereby accepts such assignment and assumes all obligations arising thereunder from and after January 1, 1995. If Assignor shall terminate or elect not to renew all of the Management Agreements between Assignor or its affiliates and Assignee set forth on SCHEDULE I attached hereto in accordance with the terms of Article XVI thereof, Assignor shall have the right to simultaneously notify Assignee of its election to have Assignee re-assign the Assigned Agreements (at no cost or expense to Assignee) to Assignor.

          IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

                                       ASSIGNOR

                                       WESTFIELD AMERICA, INC.

                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       ASSIGNEE

                                       CENTERMARK MANAGEMENT COMPANY

                                       By:  WESTFIELD SERVICES, INC.,
                                            managing general partner

                                            By:
                                               ----------------------------
                                               Name:
                                               Title:

                                 SCHEDULE 1

                       OTHER MANAGEMENT AGREEMENTS

Separate Management Agreements, each dated as July 1, 1996, as amended, with respect to each of the following shopping centers:

Connecticut Post Mall
Eagle Rock Plaza
Eastland Shopping Center
Enfield Center
Mid Rivers Mall
Montgomery Mall
Plaza Bonita
South County Center
South Shore Mall
Trumbull Mall
West County Center
Plaza at West Covina
West Park Mall
Westland Center

                                                           MISSION VALLEY CENTER
                                                           SAN DIEGO, CALIFORNIA

                              AMENDED AND RESTATED
                       ASSIGNMENT OF MANAGEMENT AGREEMENT

          THIS AMENDED AND RESTATED ASSIGNMENT OF MANAGEMENT AGREEMENT is made as of the ___ day of May, 1997, between WESTFIELD AMERICA, INC. (formerly known as CenterMark Properties, Inc.), a Missouri corporation ("Assignor"), and CENTERMARK MANAGEMENT COMPANY, a Delaware general partnership ("Assignee").

                        W I T N E S S E T H   T H A T:

          WHEREAS, Assignor was the manager of that certain regional shopping center known as Mission Valley Center (including Mission Valley East and Mission Valley West), located in San Diego, California (the "Premises") pursuant to that certain Management Agreement, dated as of April 8, 1986, between Assignor and Mission Valley Partnership, a California limited partnership ("Owner"), as amended by that certain First Amendment to Management Agreement, dated as of February 1, 1994, between Assignor and Owner (as amended, the "Assigned Agreement");

          WHEREAS, Assignor assigned its interest under the Assigned Agreement to Assignee pursuant to an Assignment of Management Agreement, dated February 11, 1994, between Assignor and Assignee, as amended by Amended and Restated Assignment of Management Agreement, dated as of July 1, 1996, between Assignor and Assignee (as amended, the "Original Assignment"); and

          WHEREAS, Assignor and Assignee desire to amend and restate the Original Assignment in its entirety.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend and restate the Original Assignment in its entirety to read as follows:

          1. Assignor hereby assigns, transfers and sets over to Assignee all of Assignor's right, title and interest in, to and under the Assigned Agreement, and Assignee hereby accepts such assignment and assumes all obligations arising thereunder from and after January 1, 1995. If Assignor shall terminate or elect not to renew all of the Management Agreements between Assignor or its affiliates and Assignee set forth on Schedule I attached hereto in accordance with the terms of Article XVI thereof, Assignor shall have the right to simultaneously notify Assignee of its election to have Assignee re-assign the Assigned Agreements (at no cost or expense to Assignee) to Assignor.

          IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

                                       ASSIGNOR

                                       WESTFIELD AMERICA, INC.

                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       ASSIGNEE

                                       CENTERMARK MANAGEMENT COMPANY

                                       By:  WESTFIELD SERVICES, INC.,
                                            managing general partner

                                            By:
                                               ----------------------------
                                               Name:
                                               Title:

                                 SCHEDULE 1

                        OTHER MANAGEMENT AGREEMENTS

Separate Management Agreements, each dated as July 1, 1996, as amended, with respect to each of the following shopping centers:

Connecticut Post Mall
Eagle Rock Plaza
Eastland Shopping Center
Enfield Center
Mid Rivers Mall
Montgomery Mall
Plaza Bonita
South County Center
South Shore Mall
Trumbull Mall
West County Center
Plaza at West Covina
West Park Mall
Westland Center

                                                               PLAZA CAMINO REAL
                                                            CARLSBAD, CALIFORNIA

                              AMENDED AND RESTATED
                       ASSIGNMENT OF MANAGEMENT AGREEMENT

          THIS AMENDED AND RESTATED ASSIGNMENT OF MANAGEMENT AGREEMENT is made as of the ___ day of May, 1997, between WESTFIELD AMERICA, INC. (formerly known as CenterMark Properties, Inc.), a Missouri corporation ("Assignor"), and CENTERMARK MANAGEMENT COMPANY, a Delaware general partnership ("Assignee").

                        W I T N E S S E T H   T H A T:

          WHEREAS, Assignor was the manager of that certain regional shopping center known as Plaza Camino Real Mall, located in Carlsbad, California (the "Premises") pursuant to that certain Management Agreement, dated as of February 11, 1994, between Plaza Camino Real, a California limited partnership, and Assignor (the "Assigned Agreement");

          WHEREAS, Assignor assigned its interest under the Assigned Agreement to Assignee pursuant to an Assignment of Management Agreement, dated February 11, 1994, between Assignor and Assignee, as amended by Amended and Restated Assignment of Management Agreement, dated as of July 1, 1996, between Assignor and Assignee (as amended, the "Original Assignment"); and

          WHEREAS, Assignor and Assignee desire to amend and restate the Original Assignment in its entirety.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend and restate the Original Assignment in its entirety to read as follows:

          1. Assignor hereby assigns, transfers and sets over to Assignee all of Assignor's right, title and interest in, to and under the Assigned Agreement, and Assignee hereby accepts such assignment and assumes all obligations arising thereunder from and after January 1, 1995. If Assignor shall terminate or elect not to renew all of the Management Agreements between Assignor or its affiliates and Assignee set forth on Schedule I attached hereto in accordance with the terms of Article XVI thereof, Assignor shall have the right to simultaneously notify Assignee of its election to have Assignee re-assign the Assigned Agreements (at no cost or expense to Assignee) to Assignor.

          IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

                                       ASSIGNOR

                                       WESTFIELD AMERICA, INC.

                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       ASSIGNEE

                                       CENTERMARK MANAGEMENT COMPANY

                                       By:  WESTFIELD SERVICES, INC.,
                                            managing general partner

                                            By:
                                               ----------------------------
                                               Name:
                                               Title:

                                 SCHEDULE 1

                        OTHER MANAGEMENT AGREEMENTS

Separate Management Agreements, each dated as July 1, 1996, as amended, with respect to each of the following shopping centers:

Connecticut Post Mall
Eagle Rock Plaza
Eastland Shopping Center
Enfield Center
Mid Rivers Mall
Montgomery Mall
Plaza Bonita
South County Center
South Shore Mall
Trumbull Mall
West County Center
Plaza at West Covina
West Park Mall
Westland Center